UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 7, 2015

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws
On May 7, 2015, HealthSouth Corporation (“HealthSouth” or the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the amendment of the Company's bylaws to include a new Section 7.5 therein to provide for the Delaware Court of Chancery as the exclusive forum for certain types of legal actions to be effective as of May 7, 2015. The newly effective amended and restated bylaws of the Company, including Section 7.5, are attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1.	election of all ten persons nominated by the Company's board of directors;

2.	ratification of PricewaterhouseCoopers LLP as its independent registered public accounting firm;

3.	approval of the amendment of bylaws naming the Delaware Court of Chancery as the exclusive forum for certain types of legal actions; and

4.
approval of the compensation of the Company's named executive officers, as disclosed in the proxy statement filed on April 6, 2015 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As of the record date for the Annual Meeting, there were 87,488,636 shares of the Company's common stock and 96,245 shares of the Company's 6.50% Series A Convertible Perpetual Preferred Stock issued and outstanding. Each share of common stock and preferred stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock and preferred stock voted together as a class. Votes representing 94.30% of the combined voting power of the common stock and preferred stock were present in person or represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:

•	Proposal 1, election of directors, passed:

Name of Nominee	Votes For	Votes Withheld	Votes Abstained
John W. Chidsey	77,099,744	313,972	N/A
Donald L. Correll	77,097,940	315,776	N/A
Yvonne M. Curl	76,800,283	613,433	N/A
Charles M. Elson	76,516,854	896,862	N/A
Jay Grinney	76,765,991	647,725	N/A
Joan E. Herman	76,650,375	763,341	N/A
Leo I. Higdon, Jr.	77,027,032	386,684	N/A
Leslye G. Katz	77,050,112	363,604	N/A
John E. Maupin, Jr.	76,977,507	436,209	N/A
L. Edward Shaw, Jr.	77,097,056	316,660	N/A

•	Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
81,708,723	600,712	278,854

•	Proposal 3, approval of the amendment of bylaws naming the Delaware Court of Chancery as the exclusive forum for certain types of legal actions, passed:

Votes For	Votes Against	Votes Abstained
44,285,279	32,163,924	964,513

•	Proposal 4, approval of the compensation of the Company's named executive officers, passed:

Votes For	Votes Against	Votes Abstained
76,236,250	881,178	296,288
Proposals 1, 3, and 4 each received 5,174,573 broker non-votes. There were no broker non-votes on Proposal 2.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit
Number	Description
3.1	Amendment and Restated Bylaws of HealthSouth Corporation, effective as of May 7, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 HEALTHSOUTH CORPORATION

By:	/S/ JOHN P. WHITTINGTON
	Name:	John P. Whittington
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 11, 2015